Exhibit 99.1

AMENDMENT NO. 7 TO CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 7 TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of November 30, 2009, among Kraton Polymers LLC, a Delaware limited liability company, each of the Guarantors listed on the signature pages hereto, the Lenders party hereto, the Issuing Bank, the Swing Line Lender and the Administrative Agent.

RECITALS

WHEREAS, Company, the Guarantors, the Lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, and UBS AG, Stamford Branch, as administrative agent and collateral agent, entered into the Credit and Guaranty Agreement dated as of December 23, 2003 (as amended pursuant to that certain Amendment No. 1 to Credit and Guaranty Agreement dated as of March 4, 2004, that certain Amendment No. 2 to Credit and Guaranty Agreement dated as of October 21, 2004, that certain Amendment No. 3 to Credit and Guaranty Agreement dated as of February 16, 2006, that certain Amendment No. 4 to Credit and Guaranty Agreement dated as of May 12, 2006, that certain Amendment No. 5 to Credit and Guaranty Agreement dated as of December 15, 2006, and that certain Amendment No. 6 to Credit and Guaranty Agreement dated as of October 20, 2009 (the “Sixth Amendment”), as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, a Replacement Revolving Series of Replacement Revolving Commitments is hereby established pursuant to Section 2.24 of the Credit Agreement upon execution of this Amendment by the Credit Parties, the Administrative Agent and the signatories indicated as “2009 Revolving Lenders” on the signature pages hereto; and

WHEREAS, this Amendment therefore constitutes a Replacement Revolving Loan Amendment to the Credit Agreement, which pursuant to the terms of the Sixth Amendment may be adopted with the consent of the 2009 Revolving Lenders, the Credit Parties and the Administrative Agent.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Credit Agreement shall have the meaning given to them in the Credit Agreement.

(A) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the proper alphabetical order:

“2009 Additional Revolving Lenders” means Persons signing the Seventh Amendment and agreeing therein to make 2009 Revolving Loans that were not Lenders prior to that time.

“2009 Replacement Revolving Date” means November 30, 2009.

“2009 Revolving Commitment” means a Replacement Revolving Commitment of a Lender to make or otherwise fund 2009 Revolving Loans and to acquire participations in Letters of Credit and Swing Line Loans hereunder and “2009 Revolving Commitments” means such 2009 Revolving Commitments of all Lenders in the aggregate.

“2009 Revolving Lender” means each Lender with a 2009 Revolving Commitment or with outstanding 2009 Revolving Loans.

“2009 Revolving Loan” means a Replacement Revolving Loan made pursuant to the Seventh Amendment, which together with any future Replacement Revolving Series designated as 2009 Revolving Loans, are a separate Class.

“2009 Revolving Loan Note” means a promissory note in the form of Exhibit B-4, as it may be amended, supplemented or otherwise modified from time to time.

“Existing Revolving Commitments” means Revolving Commitments that are not Replacement Revolving Commitments.

“Existing Revolving Loans” means Revolving Loans made pursuant to Existing Revolving Commitments.

“Seventh Amendment” means Amendment No. 7 to Credit and Guaranty Agreement, dated as of November 30, 2009.

(B) Section 1.1 of the Credit Agreement is hereby amended by replacing table in the definition of “Applicable Margin” with the following:

Leverage Ratio	Applicable Margin for Eurodollar Rate Existing Revolving Loans
> 4.00:1.00	2.50%

< 4.00:1.00 > 3.50:1.00	2.25%

< 3.50:1.00	2.00%

Leverage Ratio	Applicable Margin for Eurodollar Rate 2009 Revolving Loans
> 4.00:1.00	3.50%

< 4.00:1.00 > 3.50:1.00	3.25%

< 3.50:1.00	3.00%

(C) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Note” contained therein and replacing it with the following:

“Note” means a New Term Loan Note, a Revolving Loan Note, a 2009 Revolving Loan Note or a Swing Line Note.

(D) Section 1.1 of the Credit Agreement is amended by adding the following to the end of the definition of “Revolving Commitment Termination Date”:

“provided that notwithstanding the foregoing, the Revolving Commitment Termination Date with respect to the 2009 Revolving Commitments means the earliest to occur of (x) May 12, 2013, (y) the date the 2009 Revolving Commitments are permanently reduced to zero pursuant to Section 2.13(b) or 2.14, and (z) the date the termination of the 2009 Revolving Commitments pursuant to Section 8.1.”

Section 2. Amendments.

(A) Section 2.2(a) of the Credit Agreement is hereby amended by changing the numbering of this provision to Section 2.2(a)(i) and inserting the following as Section 2.2(a)(ii):

“On the 2009 Replacement Revolving Date, the Existing Revolving Commitments that are held by those Revolving Lenders signatory to the Seventh Amendment who are not 2009 Additional Revolving Lenders shall be automatically converted into 2009 Revolving Commitments to reflect the amounts set forth on the signature pages of the 2009 Revolving Lenders in the Seventh Amendment. The 2009 Revolving Commitments of the 2009 Additional Revolving Lenders shall commence on the 2009 Replacement Revolving Date. Pursuant to Section 2.24(c)(ii), each 2009 Revolving Lender shall purchase from each of the other 2009 Revolving Lenders, at the principal amount thereof, such interests in the 2009 Revolving Loans as necessary to ensure that the 2009 Revolving Loans will be held by 2009 Revolving Lenders ratably in accordance with their respective 2009 Revolving Commitments. Any breakage fees due on Existing Revolving Loans that are converted to 2009 Revolving Loans shall be payable pursuant to Section 2.18(c).”

(B) Section 2.2(b) of the Credit Agreement is hereby amended by inserting the following provision:

“(v) Notwithstanding anything to the contrary contained herein, Company may deliver to Administrative Agent a fully executed and delivered Funding Notice no later than 10:00 a.m. (New York City time) at least three Business Days in advance of the Revolving Commitment Termination Date with respect to the Existing Revolving Commitments, that requires 2009 Revolving Loans to be made by the 2009 Revolving Lenders, ratably in accordance with their 2009 Revolving Commitments (if (x) the conditions to funding set forth in Section 3.2 hereof are met and (y) after giving effect to such borrowing, the Total Utilization of Revolving Commitments does not exceed the 2009 Revolving Commitments), for the purpose of paying principal, accrued interest and fees on Existing Revolving Loans that are terminating on such Revolving Commitment Termination Date. In such case, Administrative Agent shall provide notice of receipt of such Funding Notice to the 2009 Revolving Lenders, together with each 2009 Revolving Lender’s Pro Rata Share (after giving effect to the termination of the Existing Revolving Commitments) thereof, together with the applicable interest rate, by telefacsimile with reasonable promptness, but (provided Administrative Agent shall have received such notice by 10:00 a.m. (New York City time)) not later than 2:00 p.m. (New York City time) on the same day as Administrative Agent’s receipt of such Funding Notice from Company. For the avoidance of doubt, Section 2.2(b)(i), the last sentence of Section 2.2(b)(ii), and Section 2.2(b)(iv) (solely with respect to 2009 Revolving Lenders) shall continue to apply to any borrowing made pursuant to this Section 2.2(b)(v).”

(C) Section 2.3(a) of the Credit Agreement is hereby amended by inserting the following provision at the end of the last sentence:

“provided that any Swing Line Loans and any other amounts owed hereunder with respect to the Swing Line Loans that are outstanding on the Revolving Commitment Termination Date with respect to the Existing Revolving Commitments shall be paid in full on such Revolving Commitment Termination Date.”

(D) Section 2.3(b)(iv) of the Credit Agreement is hereby amended by inserting the following text into clause (2) after the words “Revolving Loan Note”:

“or the 2009 Revolving Loan Note, as applicable,”

(E) Section 2.4(a) of the Credit Agreement is hereby amended by inserting the following provision at the end of the last sentence:

“provided, further, that prior to the Revolving Commitment Termination Date with respect to the Existing Revolving Commitments, the Issuing Bank shall be under no obligation to issue, amend or extend a Letter of Credit if after giving effect to such issuance, amendment or extension, the Letter of Credit Usage for Letters of Credit that expire after the Revolving Commitment Termination Date of the Existing Revolving Commitments would exceed the difference between (x) the 2009 Revolving Commitments and (y) the Revolving Exposure of the 2009 Revolving Lenders, in each case at the time such Letter of Credit would be issued, amended or extended; and provided, further, that in the event that the Letter of Credit Usage exceeds the Letter of Credit Sublimit in effect on the Revolving Commitment Termination Date with respect to the Existing Revolving Commitments, Issuing Bank and Company shall enter into arrangements reasonably satisfactory to the Issuing Bank to eliminate Issuing Bank’s risk with respect to the excess of the Letter of Credit Usage above the Letter of Credit Sublimit, including by cash collateralizing such excess.”

(F) Section 2.4(e) of the Credit Agreement is hereby amended by inserting the following provision immediately prior to the period at the end of the first sentence:

“provided that on the Revolving Commitment Termination Date with respect to the Existing Revolving Commitments, so long as no Default or Event of Default has occurred and is continuing, such participations of each Lender holding Existing Revolving Commitments shall be reallocated among the 2009 Revolving Lenders pro rata in accordance with their 2009 Revolving Commitments, provided, further, that after giving effect to the reallocation of such participations, the 2009 Revolving Commitments of any 2009 Revolving Lender shall not exceed the 2009 Revolving Commitments of such 2009 Revolving Lender prior to such reallocation.”

(G) Section 2.11(a) of the Credit Agreement is hereby amended by deleting this provision in its entirety and adding the following:

“(a) Company agrees to pay to Lenders having Revolving Exposure:

(i) prior to the 2009 Replacement Revolving Date, commitment fees equal to (1) the average of the daily difference between (a) the Revolving Commitments, and (b) the sum of (x) the aggregate principal amount of outstanding Revolving Loans (but not any outstanding Swing Line Loans) plus (y) the Letter of Credit Usage, times (2) 0.50% per annum;

(ii) on and after the 2009 Replacement Revolving Date, in the case of 2009 Revolving Commitments, commitment fees equal to (1) the average of the daily difference between (a) the 2009 Revolving Commitments, and (b) the sum of (x) the aggregate principal amount of outstanding 2009 Revolving Loans (but not any outstanding Swing Line Loans) plus (y) the Letter of Credit Usage in connection with the 2009 Revolving Commitments, times (2) 0.75% per annum;

(iii) on and after the 2009 Replacement Revolving Date, in the case of Existing Revolving Commitments, commitment fees equal to (1) the average of the daily difference between (a) the Existing Revolving Commitments, and (b) the sum of (x) the aggregate principal amount of outstanding Existing Revolving Loans (but not any outstanding Swing Line Loans) plus (y) the Letter of Credit Usage in connection with the Existing Revolving Commitments, times (2) 0.50% per annum;

(iv) prior to the 2009 Replacement Revolving Date, letter of credit fees equal to (1) the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans, times (2) the average aggregate daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination); and

(v) on and after the 2009 Replacement Revolving Date, letter of credit fees equal to (x) in the case of Existing Revolving Commitments, (1) the Applicable Margin for Existing Revolving Loans that are Eurodollar Rate Loans, times (2) the average aggregate daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination) in respect of the Existing Revolving Commitments and (y) in the case of 2009 Revolving Commitments, (1) the Applicable Margin for 2009 Revolving Loans that are Eurodollar Rate Loans, times (2) the average aggregate daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination) in respect of the 2009 Revolving Commitments.”

(H) Section 2.14 of the Credit Agreement is hereby amended by inserting the following provision after Section 2.14(g):

“(h) 2009 Revolving Loans. For the avoidance of doubt, the provisions of this Section 2.14 shall apply to the 2009 Revolving Loans.”

(I) A new Exhibit B-4 is hereby added to the Credit Agreement, attached hereto as Exhibit A to this Amendment.

(J) Exhibit E of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B to this Amendment.

(K) For the avoidance of doubt, voluntary prepayments on the Revolving Loans will be made in accordance with Section 2.15 of the Credit Agreement.

Section 3. Fees. Company shall pay a commitment fee to Administrative Agent to be promptly distributed to each 2009 Revolving Lender in the amount of 1.50% of each 2009 Revolving Lender’s 2009 Revolving Commitment. For the avoidance of doubt, this fee is only with respect to the 2009 Revolving Commitments and shall not apply to the Existing Revolving Commitments.

Section 4. Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(A) Administrative Agent shall have received all of the following, in form and substance satisfactory to Administrative Agent:

(i) counterparts of this Amendment executed by (a) the Company; (b) the Guarantors and (c) the 2009 Revolving Lenders;

(ii) a legal opinion of counsel to the Company in form and substance reasonably satisfactory to the Administrative Agent;

(iii) receipt of the fees noted in Section 3 of this Amendment and the expenses of the Administrative Agent (including all reasonable fees and expenses of counsel to the Administrative Agent) to the extent invoiced prior to the date hereof; and

(iv) any additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(B) All corporate proceedings taken in connection with the execution and delivery of this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant thereto, and all legal matters incident thereto, shall be reasonably satisfactory to Administrative Agent and the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of each Credit Party, in form and substance satisfactory to Administrative Agent, which certificate shall (i) certify as to the incumbency and signature of the officers of each Credit Party executing this Amendment (with the President, a Vice President, the Secretary or Assistant Secretary of each Credit Party attesting to the incumbency and signature of the Secretary or Assistant Secretary providing such certificate), (ii) have attached to it a true and correct copy of the resolutions of the Board of Directors or other applicable governing body of each Credit Party, which resolutions shall authorize the execution, delivery and performance of this Amendment and (iii) certify that, as of the date of such certificate (which shall not be earlier than the date hereof), none of such resolutions shall have been amended, supplemented, modified, revoked or rescinded.

(C) No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

(D) Company and its Subsidiaries were in pro forma compliance with the financial covenants set forth in Section 6.8 as of the last day of the Fiscal Quarter most recently ended after giving effect to the Replacement Revolving Loans.

(E) For the avoidance of doubt, the conditions set forth in Section 2.24(b) of the Credit Agreement shall apply as of the 2009 Replacement Revolving Date as conditions to the effectiveness of such 2009 Revolving Commitments.

Section 5. Representations and Warranties. Company hereby represents and warrants to Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); (b) no Default or Event of Default has occurred and is continuing; (c) the Credit Agreement (as amended by this Amendment), and all other Credit Documents are and remain legal, valid, binding and enforceable obligations of the Credit Parties in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party that is a party hereto; (e) the execution, delivery and performance by Credit Parties of this Amendment to which they are party and the consummation of the transactions contemplated by the Amendment do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries, except where such conflict, breach or default would not be reasonably expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries, or (iv) require any approval of stockholders, members or partners, except for such approvals which will be obtained on or before the date hereof and disclosed in writing to Lenders; (f) the execution, delivery and performance by the Credit Parties of this Amendment and the consummation of the transactions contemplated by this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority; and (g) this Amendment has been duly executed and delivered by each Credit Party that is a party hereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 6. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Credit Document shall survive the execution and delivery of this Amendment, and no investigation by Administrative Agent or the Lenders shall affect the representations and warranties or the right of Administrative Agent and the Lenders to rely upon them. If any representation or warranty made in this Amendment is false in any material respect as of the date made or deemed made, then such shall constitute an Event of Default under the Credit Agreement.

Section 7. Reference to Agreement. Each of the Credit Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Credit Document under the Credit Agreement.

Section 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 9. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be binding upon each signatory hereto, its successors and assigns.

Section 10. Certain Waivers. Each of Company and each Guarantor hereby agrees that the Administrative Agent or any Lender shall not be liable under a claim of, and hereby waives any claim against the Administrative Agent and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of the consents and amendments contained in Sections 1 and 2 above and any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of the Administrative Agent or any Lender or any of their respective agents. This Section 10 shall survive the execution and delivery of this Amendment and the other Credit Documents and the termination of the Credit Agreement.

Section 11. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Lender may have under the Credit Agreement or under any other Credit Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Section 12. Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty and the Collateral Documents to which such Guarantor is a party shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or Collateral Document to which such Grantor is a party or any other Credit Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 12. Each of the Guarantors hereby further acknowledges that Company, Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Credit Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or Collateral Document to which such Guarantor is a party or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case as amended by this Amendment.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KRATON POLYMERS LLC

By:	/s/ Stephen E. Tremblay
Name:	Stephen E. Tremblay
Title:	Vice President and Chief Financial Officer

GUARANTORS:

POLYMER HOLDINGS LLC
ELASTOMERS HOLDINGS LLC
KRATON POLYMERS U.S. LLC
KRATON POLYMERS CAPITAL CORPORATION

By:	/s/ Stephen E. Tremblay
Name:	Stephen E. Tremblay
Title:	Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

ISSUING BANK:

UBS AG, STAMFORD BRANCH, as Issuing Bank

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

SWING LINE LENDER:

UBS AG, STAMFORD BRANCH, as Swing Line Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

Exhibit A

EXHIBIT B-4 TO

CREDIT AND GUARANTY AGREEMENT

2009 REVOLVING LOAN NOTE

$[1][ , , ]
[2][mm/dd/yy]	New York, New York

FOR VALUE RECEIVED, KRATON POLYMERS LLC, a Delaware limited liability company (“Company”), promises to pay [NAME OF LENDER] (“Payee”) or its registered assigns, on or before [mm/dd/yy], the lesser of (a) [DOLLARS] ($[            ,            ,            ]) and (b) the unpaid principal amount of all advances made by Payee to Company as 2009 Revolving Loans under the Credit Agreement referred to below.

Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of December 23, 2003 (as it may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among KRATON POLYMERS LLC (“Company”), POLYMER HOLDINGS LLC (“Holdings”) and CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. and UBS SECURITIES LLC, as joint lead arrangers and joint bookrunners, GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent, UBS AG, STAMFORD BRANCH, as administrative agent and collateral agent and MORGAN STANLEY SENIOR FUNDING INC., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH and GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agents.

This Note evidences a portion of “2009 Revolving Commitments” in the aggregate principal amount of $[            ] and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and recorded in the Register, Company, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[1]	Lender’s 2009 Revolving Commitment
[2]	Date of Issuance

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Company promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

KRATON POLYMERS LLC

By:
Name:
Title:

Exhibit B

EXHIBIT E TO

CREDIT AND GUARANTY AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as it may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters or credit and swingline loans) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and the Credit Agreement, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[and is an Affiliate/Approved Fund[*]]

3.	Borrower(s):

4.	Administrative Agent:	, as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The $420,000,000 Credit and Guaranty Agreement dated as of December 23, 2003, by and among KRATON POLYMERS LLC (“Company”), POLYMER HOLDINGS LLC (“Holdings”) and CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. and UBS SECURITIES LLC, as joint lead arrangers and joint bookrunners, GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent, UBS AG, STAMFORD BRANCH, as administrative agent and collateral agent and MORGAN STANLEY SENIOR FUNDING INC., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH and GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agents, as it may be amended, supplemented or otherwise modified from time to time.

[*]	Select as applicable.

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans [*]

[**]	$	$		%

	$	$		%

	$	$		%

FOR ASSIGNORS ASSIGNING REVOLVING LOANS OR REVOLVING COMMITMENTS ONLY: If a Revolving Loan or Revolving Commitment is being assigned, you must identify whether you are assigning 2009 Revolving Commitments/2009 Revolving Loans, Existing Revolving Commitments/Existing Revolving Loans or each of the foregoing by checking the appropriate box below (check only one) and specifying the amount of such commitments and loans so assigned in the table above.

☐	(a) 2009 Revolving Commitments and/or 2009 Revolving Loans
☐	(b) Existing Revolving Commitments and/or Existing Revolving Loans
☐	Both (a) and (b)

Effective Date:                 , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

7.	Notice and Wire Instructions:

[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]

Notices:	Notices:

Attention:	Attention:
Telecopier:	Telecopier:

with a copy to:	with a copy to:

Attention:	Attention:
Telecopier:	Telecopier:

Wire Instructions:	Wire Instructions:

[*]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[**]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Loan Commitment”, “Term Loan Commitment”, etc.)

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[Consented to and][*] Accepted:

UBS AG, STAMFORD BRANCH, as
Administrative Agent

By:
Title:

By:
Title:

[Consented to:][**]

KRATON POLYMERS LLC

By:
Title:

[*]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[**]	To be added only if the consent of the Company is required by the terms of the Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT

AND ASSUMPTION AGREEMENT

Representations and Warranties.

Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Credit Documents”), or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Non-US Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.[*]

[*]	Administrative Agent should consider whether this method conforms to its systems. In some circumstances, the following alternative language may be appropriate: “From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.”

General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.